Exhibit 10.16.16

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

FOURTEENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Fourteenth Amendment (“Fourteenth Amendment”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to NAVTEQ North America, LLC (collectively “NT”), is made and entered into as of the date of last signature below (“Fourteenth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Fourteenth Amendment shall have the meanings set forth in the Agreement.

WHEREAS, NT and Client desire to amend certain provisions of the Agreement with this Fourteenth Amendment;

WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Fourteenth Amendment (the “Fourteenth Amendment Term”) shall be co-terminous with the Agreement.

2.	Evaluation, Development and Demonstration Rights. For purposes of this Fourteenth Amendment and for the duration of the Fourteenth Amendment Term only, the following is hereby added as new Section 4.6 of the Agreement: :

“4.6	Evaluation, Development and Demonstration Rights for Client SDK

Notwithstanding anything to the contrary under Section 4.5 of the Agreement:

(a) License for Evaluation, Development and Demonstration. NT hereby grants Client a non-exclusive, non-transferable, non-sublicensable, restricted right during the Fourteenth Amendment Term to (i) evaluate the NT Materials (as defined below) and related documentation solely in its internal operations for possible licensing from NT, (ii) develop applications that use such NT Materials (“Licensed Application”), (iii) distribute such Licensed Applications as developer demos and tutorials for development and testing purposes with Client’s software development kit (“Client SDK”) for [*****] and their [*****]; and (iv) demonstrate the Licensed Application and/or NT Materials to prospective customers and partners, including at trade shows. As used herein, “NT Materials” means the Data as described in Exhibit A, attached hereto. Except as otherwise provided herein, Client agrees not to (A) disclose or distribute such NT Materials to any third parties, or (B) [*****] any products utilizing such NT Materials without [*****] procuring appropriate rights for such [*****] by entering into a definitive written agreement with NT for the [*****] of such NT Materials in such products. Client shall [*****] of any products developed through use of both the Client SDK and the NT Materials that are [*****]; provided, however, that the foregoing shall not be deemed to prohibit the use of [*****] (instead of Data) in such products to the extent that the applicable customer (e.g., an [*****]) specifically requests that such [*****] be used. Client acknowledges that certain NT Materials may only be available for [*****] subject to additional terms and conditions.

(b) Sublicense Rights. With respect to the NT Materials, NT grants Client a non-exclusive, non-transferable, non-sublicensable, restricted right during the Fourteenth Amendment Term to [*****] portions of NT Materials to [*****] solely for purposes of (1) developing applications using the Client SDK that use such NT Materials; (2) distributing such applications as developer demos and tutorials for development and testing purposes with the Client SDK; and (3) demonstrating such applications to prospective customers and partners, including at trade shows. Such [*****] shall collectively be referred to herein as “Sublicensees”. The foregoing license is subject to the following conditions: (i) Client shall provide to NT a [*****], the first of which shall be due by the [*****]of the [*****] following the Amendment Effective Date and on a [*****] basis thereafter, that identifies all Sublicensees to whom Client distributes the Client SDK that uses the NT Materials; (ii) such NT Materials shall be provided to Sublicensees on [*****] in Client’s [*****] only; (iii) Client shall have a written agreement in place with each Sublicensee setting forth terms and conditions no less restrictive than those set forth in this

Amendment 14 to DLA (TeleNav 09-27-11 lee/gpd)

NA Consumer – SF #PR-005230

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

Agreement (“Sublicense Agreement”); (iv) the period of time during which each Sublicensee shall be permitted to retain the NT Materials for purposes of evaluation or development shall be [*****] (the “Demonstration Period”); and (v) each Sublicensee shall, within [*****] after expiration of the Demonstration Period, return all such NT Materials, or certify in writing that such have been destroyed. With respect to the foregoing subsection (iv), Client shall ensure that the Client SDK restricts access to the NT Materials by Sublicensees upon expiration of the Demonstration Period. Client shall be [*****] for compliance by Sublicensees with Sublicense Agreements. For the sake of clarity, Sublicensees shall be restricted from using the NT Materials for any [*****].”

3.	For avoidance of doubt, nothing stated herein shall in any way affect Client’s license rights to the Data used within Applications licensed under any Territory License to the Agreement.

4.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.

*            *             *

IN WITNESS WHEREOF, the parties have caused this Fourteenth Amendment to be executed by their authorized representatives as of the Fourteenth Amendment Effective Date.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	Vice President and Asst. General Counsel	Title:	CFO
Date:	9/30/2011	Date:	9/29/2011

Amendment 14 to DLA (TeleNav 09-27-11 lee/gpd)

NA Consumer – SF #PR-005230

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT

N T     C O N F I D E N T I A L

EXHIBIT A

NT MATERIALS

For purposes of this Fourteenth Amendment, “NT Materials” shall consist of the following:

1)	With respect to any Data for which NT has granted Client the right to use and distribute such Data [*****] under the Agreement (including any TL and/or amendment thereto), “NT Materials” shall consist of samples of [*****]. For purposes of creating samples of [*****] of the foregoing Data to be used in the Client SDK, Client may use the version of Data that Client has [*****] under the Agreement. During the Fourteenth Amendment Term, Client may request to add other pieces of additional content which Client is licensed to [*****] under the Agreement; provided, however, that Client shall [*****] such additional content in the Client SDK [*****] written confirmation of NT’s consent from its [*****] from [*****] is hereby deemed to be [*****]).

2)	In addition to the foregoing, NT shall make the following “NT Materials” accessible to Client for use in the Client SDK:

Sample data as made generally available to all developers on the NAVTEQ Network for Developers (http://www.nn4d.com/site/global/learn/freesampledata.jsp), consisting of the following:

•	[*****] Data for the following [*****]: [*****]

•

Content (if available in above sample [*****]): 3D City Models, Enhanced 3D City Models, 2D Footprints, Enhanced 2D Footprints, 3D Landmarks, ADAS Geometry & ADAS Curvature/Slope/Height, Brand Icons, Digital Terrain Model, NAVTEQ Discover Cities, Driver Alerts, Enhanced Elevation Contours, Extended Lanes & Lane Markings, Extended Navigation, Generic Junction Views, Generic Motorway Signs, Enhanced Junction Views, Motorway Junction Objects, Natural Guidance, NAVTEQ Transport, NAVTEQ Voice, Newly Opened Roads, Parking Restrictions, Point Addresses, Actual Address Ranges, Scenic Routes, Sign as Real, Speed Limits, Toll Cost, Traffic Patterns, Traffic Signals.

Amendment 14 to DLA (TeleNav 09-27-11 lee/gpd)

NA Consumer – SF #PR-005230

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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